MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.








FUND LOGO








Quarterly Report

April 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Asset Builder Program, Inc.



Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President
Jay C. Harbeck, Vice President
Gregory Mark Maunz, Vice President
Kevin M. Rendino, Vice President
Thomas R. Robinson, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


We are pleased to provide you with this quarterly report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information, including average annual total returns, for all five portfolios can be found on pages 7--11 of this report to shareholders.

Fundamental Value Portfolio
Following the first 10% market correction in seven years, the US stock market staged a recovery in April fueled by several factors. First, there were expectations that a Federal budget agreement in Washington would eventually lead to lower interest rates. In addition, strong first-quarter corporate earnings reports, and some economic statistics which showed a slowing economy with no signs of inflation, bolstered share prices.

However, the economic environment and interest rate outlook continue to be cloudy, and as a result, we expect continued stock price volatility. Although the Portfolio underperformed the Standard & Poor's 500 Index (S&P 500) during the quarter ended April 30, 1997, it had little to do with the earnings performance of the companies in the Portfolio, but rather investor preference for large-capitalization equities. In the April quarter, only six of our holdings reported lower-than-expected earnings. In some cases, despite better-than-expected earnings for companies like Pharmaceutical Product Development, Inc. and Tandem Computers, Inc., the stocks declined. The disparity in performance has more to do with the "indexing" phenomenon, in which the best-performing stocks continue to be the biggest companies in the S&P 500. Although this was a difficult quarter, we remain committed to finding securities which meet our strict valuation parameters.

We were extremely active in the quarter ended April 30, 1997 in response to the increased market volatility and purchased $15.8 million in stocks while selling $10.3 million. On the buy side, we added to 30 of our existing positions and invested in eight new companies. These new investments were 3Com Corp., AT&T Corp., CompuServe Corporation, Dresser Industries, Inc., Eastman Chemical Co., Pharmacia & Upjohn, Inc., Toys 'R' Us, Inc. and Wells Fargo & Co.

3Com Corp., a leading global data networking company that provides a range of networking solutions including adapters, hubs, routers and switches, declined in price because of pricing pressures throughout the networking industry and its controversial announced merger with U.S. Robotics Corp. With the stock down from $80 to $30 per share, and with 3Com trading at 12 times 1998 estimated per share earnings, we believe the risk/reward ratio is quite compelling given a projected annual earnings growth rate of 25% for the company. We invested in AT&T Corp. after the company announced that 1997 results would be far lower than analysts' expectations because of higher capital spending amidst increased competition. With the stock trading at a 4% yield and 12.7 times estimated 1997 earnings, we believe this stock discounts much of the bad news.

CompuServe Corporation, a leading on-line provider of on-line/ internet, business network, and intranet access services, faced a difficult year as its main competitor, America On Line, launched a fixed monthly price for its members. We expect several announcements from CompuServe over the next several months, including a new chief executive officer and a possible sale of the company or spinout of the company from its parent, H&R Block. CompuServe is currently trading at 1.4 times book value per share and 1.0 times sales per share; valuation parameters we view as quite attractive.

Dresser Industries, Inc. stock corrected nearly 15% since the beginning of the year along with many other oil service companies. Dresser makes highly engineered products for the energy and natural resource industries, and despite the recent decline in the share price, earnings estimates continue to increase.

We invested in Eastman Chemical Co., the largest producer of polyester resins for beverages and food containers, following the company's stock price decline which was caused by oversupply concerns and pricing pressures throughout Eastman's highly profitable PET operations. With the stock trading at 13.8 times trough earnings per share estimated for 1997 and a 3.3% yield, we believe the shares offer outstanding appreciation potential over the next several years.

Pharmacia & Upjohn, Inc. was formed in November 1995 through the merger of The Upjohn Company and the Swedish drug company, Pharmacia AB. The stock came under pressure because of negative currency trends and slow sales because of the company's relatively old product portfolio. Looking forward, a new chief executive should be hired, a cost containment program should take effect, and new products such as Detrustiol, a urinary incontinence medicine, should help fuel a recovery for the stock.

Toys 'R' Us, Inc. was purchased following a disappointing Christmas season, but 1997 should be a better year for the company as a new video game product cycle should aid the company's profitability.

Finally, Wells Fargo & Co. was purchased following a first quarter earnings report which highlighted disappointing loan growth. We expect revenue growth to accelerate throughout the remainder of the year.

We completed sales in 15 companies during the April quarter, with major gains recorded in Advanced Micro Devices Inc., Allwaste Inc., ITT Corp., PFF Bancorp Inc., Student Loan Marketing Association and Texas Instruments, Inc. Marine Drilling Co., Inc. was bought and sold at a modest profit, while Beazer Homes USA, Inc. and Micronics Computers, Inc. were sold at modest losses. We sold our investments in Hanson PLC and The Energy Group PLC as it became apparent that the demerger plan which Hanson announced a year ago did not create shareholder value. Finally, Hechinger Co. proved to be one of our biggest disappointments as the company continued to suffer from competition from The Home Depot, Inc.

Global Opportunity Portfolio
As of April 30, 1997, the asset allocation for Global Opportunity
Portfolio was: foreign stocks, 51% of net assets; US stocks, 23%;
foreign bonds, 15%; US bonds, 3%; and cash reserves, 8%.

We greatly reduced exposure to US interest rate risk just prior to the March 25, 1997 Federal Open Market Committee (FOMC) meeting. However,during April, we restored the duration of US bonds and cash reserves earmarked for US bonds to the five-year maturity level, a neutral position relative to the unmanaged Salomon World Government Bond Index. The shift from US bonds to cash reserves in March reflected our assessment that the probability of a monetary policy tightening by the Federal Reserve Board (FRB) had materially increased because of mounting evidence of strength in personal consumption expenditures. During April, indications of wage inflation were more subdued than expected, which led us to take a more positive view toward the US bond market. We believe that the US economy will slow down gradually in upcoming quarters, resulting in a favorable reward/risk relationship for US fixed-income securities.

We also maintained indirect exposure to US interest rates through Canadian bonds and a new position in Australian fixed-income securities. The trading pattern of Australian bonds should closely resemble that of US obligations. However, as evidence of benign inflationary pressure in Australia and modest economic growth become more apparent, the yield differential between US and Australian bonds of comparable maturity should narrow. Canadian bonds should outperform US obligations, given the improving fiscal situation in Canada and an inflation rate below that in the United States.

Our remaining foreign bond exposure was concentrated in Europe. Positions included obligations in the core markets of Germany and France and the peripheral markets of Italy, Sweden, Spain and Finland. European bond markets remain attractive, given the less-than-robust economic recoveries of the core countries caused by a combination of high unemployment and ongoing fiscal and structural reform. We maintain currency forward contracts against our European bond positions as well as the equity positions, with the exception of the United Kingdom. We continue to hedge the Japanese equity positions back to the US dollar, given expectations that monetary policy by the Bank of Japan will remain accommodative. This policy will result in continuing large interest rate differentials between the United States and Japan, supporting further dollar strength against the yen. Expectations of renewed weakness in the Australian and Canadian dollars led us to continue to hedge our holdings in these currencies back to the US dollar.

The US monetary policy tightening combined with our belief that a slower US economy could lead to earning disappointments, led us to reduce our US equity exposure. The largest overweighted sectors, relative to the unmanaged S&P 500, are maintained in the financial services and healthcare areas. Earnings of companies in these sectors are expected to hold up well even if the US economy slows down in upcoming quarters. We also maintained a meaningful position in the technology group. New positions were concentrated in these areas and included The Chase Manhattan Corporation, MGIC Investment Corporation, and Nationwide Financial Services, Inc. in the financial services industry; Oxford Health Plans, Inc. in healthcare; and Computer Associates International, Inc., Intel Corporation, and Microsoft Corporation in technology.

In the foreign equity sector, we liquidated a number of positions which performed well and where the reward/risk relationship no longer appeared attractive. Commitments sold on this basis included Kimberly-Clark de Mexico, S.A. de C.V., Nokia Corp. AB, Petroleo Brasileiro S.A. (Petrobras), Societa Finanziara Telefonica S.p.A.
(STET), and Compagnie Generale des Establissment Michelin S.A. We also eliminated positions in National Westminster Bank PLC and Nomura Securities Co., Ltd. in the wake of unfavorable developments at each company. Expectations of disappointing earnings led us to sell Puma AG.

We established new positions in the shares of companies which were laggard performers and where upside potentials appeared to be significant. These commitments included RTZ Corporation PLC, Broken Hill Proprietary Co., Ltd. and Telefonos de Mexico, S.A. de C.V. (Telmex). We also initiated representation in South Africa through shares of De Beers Consolidated Mines Ltd. and Sasol Limited. Other new positions included Sony Corporation, Autobacs Seven Co., Ltd., Mondadori (Arnoldo) Editore S.p.A., and Roche Holding AG. As a result of these changes, the size of the Japanese equity position was modestly increased but remained below the unmanaged Morgan Stanley Europe Australia Far East Index. Significant positions were maintained in Latin American markets and Canada while Europe remained well-represented. In addition, we continue to maintain a limited commitment to the emerging markets of Asia.

Growth Opportunity Portfolio
During the quarter ended April 30, 1997, the total returns of Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +2.04%, +1.71%, +1.80% and +1.95%, respectively. The Portfolio outperformed the Lipper Growth Funds Average and slightly underperformed the unmanaged S&P 500. The most important industry weightings contributing to the positive returns were software-- computer, household products, banking and financial, financial services, pharmaceuticals, foods and food merchandising. Individual companies which contributed significantly to the positive returns were The Coca-Cola Company, Lucent Technologies, Inc., Microsoft Corp. and The Gillette Company. Among the top ten equity holdings, six of the companies provided a return greater than the S&P 500 in the April quarter.

Investment Activities
Investment activities focused on reducing the equity weightings in the banking and financial, financial services, food and insurance sectors. In the meantime, we increased equity exposure to the software--computer, oil services and communications equipment industries. Surveys of capital investment intentions, as well as reports from corporations, reflect the likelihood of an increased rate of spending during 1997 on networked computer systems, advanced digital wireless communication infrastructure and energy exploration activities. Corporate profits for the March quarter continued a very positive uptrend on a year-to-year comparison, which is a meaningful positive for capital spending.

The ten largest industry sectors in the Portfolio at the end of the April quarter were: pharmaceuticals, communications equipment, software--computers, banking and financial services, oil services, computers, energy, beverages, financial services and cosmetics. These industries represented 60.5% of the Portfolio's net assets at April 30, 1997. The top ten equity holdings were 34.3% of net assets.

We added seven companies to the Portfolio during the quarter ended April 30, 1997. They included BAAN Company, NV and SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), two of the global leaders in client-server application software development and service, because of their attractive valuations relative to high anticipated growth rates in earnings. In the communications equipment sector, we added Newbridge Networks Corp. and Northern Telecom Ltd. These are two of the leading companies in providing the latest communications switches and related software which can efficiently carry not only voice and data, but also video communications. In the oil services sector, Baker Hughes, Inc. was added to the Portfolio because of the attractive valuation relative to anticipated rapid growth in earnings and cash flow. We added Banc One Corp., a leading Midwest bank holding company, because of its attractive valuation relative to potential benefits from a recently announced acquisition and the emerging benefits of a major restructuring over the past two years.

We eliminated several companies from the Portfolio during the April quarter. H.F. Ahmanson & Company was sold at a significant capital gain after management announced an unfriendly takeover bid for Great Western Financial Corporation. Computer Associates International, Inc. was sold at a capital loss after management announced an unanticipated decline in European business. A modest position in Electronic Data Systems Corp. was sold at a capital loss because of our concerns about a deteriorating competitive environment for the organization over the next three years to five years. Nabisco Holdings Corporation, Rite Aid Corp., Sara Lee Corp., Travelers/ Aetna Property Casualty Corp. and US Bancorp were eliminated for valuation reasons, with meaningful capital gains realized in each transaction.

Quality Bond Portfolio
Interest rates rose at the beginning of the quarter ended April 30, 1997 because of concern that increased economic activity would spark inflation. This was evidenced by a stronger-than-expected initial estimated real gross domestic product (GDP) increase of 4.7% in the fourth quarter of 1996. However, the same report also calmed inflation fears to some extent when it showed that the GDP price deflator rose only 1.4% for the six months ended April 30, 1997.

The deflator number, released at the end of January 1997, was the lowest inflation reading in ten years. While this encouraged the bond market to rally some 30 basis points (0.30%) in early February, tight labor market conditions kept pressure on bond prices, in spite of a strong US dollar. By the middle of February, bond prices again came under pressure as the FRB continued to warn about the persisting strength in consumer demand. On March 25, 1997, the FRB tightened short-term interest rates by 25 basis points, and the yield on the 30-year Treasury note rose decisively over 7% by the end of the month.

We set more defensive parameters for the duration of the Portfolio in late January. We built the cash position from 8.3% of net assets to 10% and shortened the average life of the Portfolio by trading down the yield curve. In our opinion, the FRB's recent monetary tightening is unlikely to be the last. The persistence of above-trend growth, a tightening labor market, rising wages and increased inflation pressure points to the likelihood of at least one more increase in the Federal Funds rate. We believe that investors are already anticipating at least one more tightening according to the market's current pricing. We also believe that we will continue to see some price volatility with a bias against any significant price rally. We should remain within a narrow trading range with modest upside potential. Our current duration range is consistent with our outlook of perhaps mildly higher interest rates.

US Government Securities Portfolio
The widely anticipated event of the FRB raising the Federal Funds rate at its March 25, 1997 FOMC meeting reset the Federal Funds target rate at 5.50%, a 25 basis point increase. Since then the financial markets have gyrated as investors price in and price out the probability of another tightening. Economic reports continue to show that the economy is growing, unemployment is low, and consumer confidence is high.

GDP, the total output of goods and services, was reported to be growing at a 5.6% annual rate during the first quarter of 1997. Although a revision downward is expected, this release marks the largest increase in over a decade and follows a twice revised 3.8% expansion in fourth quarter 1996. The unemployment rate fell to its lowest level in almost a quarter of a century during April. The unemployment rates for February, March and April were reported at 5.3%, 5.2%, and 4.9%, respectively. Low unemployment solidifies the trust Americans have in the economy as measured by the Consumer Confidence Index. The Conference Board reported consumer confidence at 118.4, 118.5 and 116.8, for February, March and April, respectively. A level above 100 indicates that American confidence in the economy is favorable.

Although these data strongly suggest that the FRB may again raise interest rates at its next FOMC meeting, consistently low inflationary data reduces that probability. Employment costs rose at a smaller-than-expected pace in the first quarter of 1997. The Employment Cost Index (ECI) rose 0.6% during the quarter ended April 30, 1997, down from a 0.8% increase in the last quarter of 1996. The ECI, which came in lower than analysts predicted, accounts for about two-thirds of consumer prices. Additionally, the Consumer Price Index showed only modest increases and the Producer Price Index showed modest decreases during the first quarter of 1997. Although inflation is low, the economy continued to grow at a rapid pace. Until there are consistent signs of a slowdown, the FRB may feel the need for additional increases.

The ten-year Treasury note yield, a benchmark for mortgage-backed securities (MBS), reached a high of 6.97% and a low of 6.27% during the quarter ended April 30, 1997. When prices rise dramatically in a very short period of time, as they did at the end of April, MBS typically underperform their Treasury counterparts. However, this was not true for the MBS in the US Government Securities Portfolio. Over 65% of the Portfolio is discounted MBS, those with prices below par. The discounted MBS holdings performed almost lockstep with Treasury securities. Yield spreads widened only slightly. Typically par and premium-priced MBS underperform their Treasury counterparts when prices rise quickly because prepayment fears dampen their price performance. The US Government Securities Portfolio also holds a 13% position in super premium MBS which are also protected from prepayment concerns, since the holders of these high-coupon mortgages have already gone through several refinancing opportunities and still have not elected to refinance.

Yield spreads of MBS, although historically tight, are still more attractive than other fixed-income products. The negative forces that caused MBS to widen in the past are no longer present. In fact, any widening of spreads is met with demand and seen as a buying opportunity. MBS have and continue to perform impressively. For example, during the three months ended April 30, 1997, the total return for the five-year and ten-year Treasury notes were +0.10% and -0.30%, respectively. By comparison, Government National Mortgage Association 7.5% and 6% issues which have similar average lives, returned +1% and +0.64%, respectively. We are currently experiencing a long-term volatility environment that is low. This is beneficial to MBS and should keep yield spreads range bound extending the superior performance of the MBS market.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Kevin M. Rendino)
Kevin M. Rendino
Vice President and Portfolio Manager
Fundamental Value Portfolio







(Thomas R. Robinson)
Thomas R. Robinson
Vice President and Portfolio Manager
Global Opportunity Portfolio







(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager
Growth Opportunity Portfolio

(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager
Quality Bond Portfolio







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager
US Government Securities Portfolio


May 29, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a represen-tation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)


Fundamental
Value Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +13.42%        + 7.46%
Inception (2/01/95) to 3/31/97            +18.41         +15.49

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        +12.12%        + 8.12%
Inception (2/01/95) to 3/31/97            +17.18         +16.40

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +12.14%        +11.14%
Inception (2/01/95) to 3/31/97            +17.19         +17.19

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +13.06%        + 7.12%
Inception (2/01/95) to 3/31/97            +18.15         +15.24

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Global
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +11.16%         +5.32%
Inception (2/01/95) to 3/31/97            +10.34          +7.62

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +9.97%         +5.97%
Inception (2/01/95) to 3/31/97             +9.17          +8.33

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +10.01%         +9.01%
Inception (2/01/95) to 3/31/97            + 9.15          +9.15

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +11.04%         +5.21%
Inception (2/01/95) to 3/31/97            +10.13          +7.41

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Growth
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +13.43%         +7.47%
Inception (2/02/96) to 3/31/97            +11.29          +6.23

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        +12.45%         +8.45%
Inception (2/02/96) to 3/31/97            +10.27          +7.72

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +12.35%        +11.35%
Inception (2/02/96) to 3/31/97            +10.19         +10.19

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +13.44%        + 7.48%
Inception (2/02/96) to 3/31/97            +11.21         + 6.15

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Quality Bond
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                         +4.73%         +0.54%
Inception (2/01/95) to 3/31/97             +5.07          +3.11

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +3.83%         -0.06%
Inception (2/01/95) to 3/31/97             +4.14          +3.28

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +3.75%         +2.78%
Inception (2/01/95) to 3/31/97             +4.06          +4.06

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +4.47%         +0.29%
Inception (2/01/95) to 3/31/97             +4.76          +2.80

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


US Government
Securities
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                         +5.64%         +1.41%
Inception (2/01/95) to 3/31/97             +8.93          +6.89

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +4.78%         +0.85%
Inception (2/01/95) to 3/31/97             +8.04          +7.19

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +4.71%         +3.73%
Inception (2/01/95) to 3/31/97             +7.98          +7.98

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +5.28%         +1.06%
Inception (2/01/95) to 3/31/97             +8.64          +6.60

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                                      Standardized
                                                                                                12 Month    3 Month   30-day Yield
                                                                  4/30/97   1/31/97  4/30/96    % Change    % Change  As of 4/30/97
Fundamental Value Portfolio Class A Shares                        $13.19    $13.58   $12.91     + 4.08%(1)    -2.87%        --
Fundamental Value Portfolio Class B Shares                         12.98     13.39    12.75     + 3.73(1)     -3.06         --
Fundamental Value Portfolio Class C Shares                         12.98     13.39    12.75     + 3.73(1)     -3.06         --
Fundamental Value Portfolio Class D Shares                         13.15     13.54    12.89     + 3.93(1)     -2.88         --
Global Opportunity Portfolio Class A Shares                        12.10     11.93    10.97     +11.48(2)     +1.42         --
Global Opportunity Portfolio Class B Shares                        11.99     11.86    10.90     +11.18(2)     +1.10         --
Global Opportunity Portfolio Class C Shares                        11.98     11.84    10.89     +11.19(2)     +1.18         --
Global Opportunity Portfolio Class D Shares                        12.08     11.92    10.96     +11.40(2)     +1.34         --
Growth Opportunity Portfolio Class A Shares                        12.03     11.79     9.98     +20.54        +2.04         --
Growth Opportunity Portfolio Class B Shares                        11.88     11.68     9.96     +19.28        +1.71         --
Growth Opportunity Portfolio Class C Shares                        11.88     11.67     9.96     +19.28        +1.80         --
Growth Opportunity Portfolio Class D Shares                        12.01     11.78     9.98     +20.34        +1.95         --
Quality Bond Portfolio Class A Shares                               9.69      9.79     9.76     - 0.72        -1.02        6.78%
Quality Bond Portfolio Class B Shares                               9.69      9.79     9.76     - 0.72        -1.02        6.31
Quality Bond Portfolio Class C Shares                               9.68      9.79     9.75     - 0.72        -1.12        6.26
Quality Bond Portfolio Class D Shares                               9.69      9.79     9.76     - 0.72        -1.02        6.54
US Government Securities Portfolio Class A Shares                  10.12     10.20    10.15     - 0.25(3)     -0.78        6.17
US Government Securities Portfolio Class B Shares                  10.12     10.20    10.15     - 0.25(3)     -0.78        5.68
US Government Securities Portfolio Class C Shares                  10.12     10.19    10.15     - 0.25(3)     -0.69        5.63
US Government Securities Portfolio Class D Shares                  10.12     10.20    10.16     - 0.35(3)     -0.78        5.94
Fundamental Value Portfolio Class A Shares--Total Return                                        + 8.16(4)     -2.87
Fundamental Value Portfolio Class B Shares--Total Return                                        + 6.95(5)     -3.06
Fundamental Value Portfolio Class C Shares--Total Return                                        + 6.98(6)     -3.06
Fundamental Value Portfolio Class D Shares--Total Return                                        + 7.81(7)     -2.88
Global Opportunity Portfolio Class A Shares--Total Return                                       +12.72(8)     +1.42
Global Opportunity Portfolio Class B Shares--Total Return                                       +11.44(9)     +1.10
Global Opportunity Portfolio Class C Shares--Total Return                                       +11.48(10)    +1.18
Global Opportunity Portfolio Class D Shares--Total Return                                       +12.41(11)    +1.34
Growth Opportunity Portfolio Class A Shares--Total Return                                       +20.54        +2.04
Growth Opportunity Portfolio Class B Shares--Total Return                                       +19.28        +1.71
Growth Opportunity Portfolio Class C Shares--Total Return                                       +19.28        +1.80
Growth Opportunity Portfolio Class D Shares--Total Return                                       +20.34        +1.95
Quality Bond Portfolio Class A Shares--Total Return                                             + 6.83(12)    +0.67(13)
Quality Bond Portfolio Class B Shares--Total Return                                             + 5.91(14)    +0.46(15)
Quality Bond Portfolio Class C Shares--Total Return                                             + 5.83(16)    +0.34(17)
Quality Bond Portfolio Class D Shares--Total Return                                             + 6.56(18)    +0.61(19)
US Government Securities Portfolio Class A Shares--Total Return                                 + 7.30(20)    +0.86(21)
US Government Securities Portfolio Class B Shares--Total Return                                 + 6.42(22)    +0.66(23)
US Government Securities Portfolio Class C Shares--Total Return                                 + 6.35(24)    +0.75(25)
US Government Securities Portfolio Class D Shares--Total Return                                 + 6.93(26)    +0.80(27)

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.248 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.122 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.005 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.530 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.415 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.417 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.503 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.128 per share ordinary income dividendsand $0.122 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.027 per share ordinary income dividends and $0.122 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.030 per share ordinary income dividends and $0.122 per share capital gains distributions.
(11)Percent change includes reinvestment of $0.105 per share ordinary income dividends and $0.122 per share capital gains distributions.
(12)Percent change includes reinvestment of $0.715 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.159 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.631 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.139 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.623 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(18)Percent change includes reinvestment of $0.691 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.153 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.744 per share ordinary income dividends and $0.005 per share capital gains distributions.
(21)Percent change includes reinvestment of $0.164 per share ordinary income dividends.
(22)Percent change includes reinvestment of $0.660 per share ordinary income dividends and $0.005 per share capital gains distributions.

(23)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(24)Percent change includes reinvestment of $0.653 per share ordinary income dividends and $0.005 per share capital gains distributions.
(25)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(26)Percent change includes reinvestment of $0.719 per share ordinary income dividends and $0.005 per share capital gains distributions.
(27)Percent change includes reinvestment of $0.158 per share ordinary income dividends.






SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)
                Fundamental Value Portfolio

LATIN                                 Shares                                                                           Percent of
AMERICA         Industries             Held             Investments                                Cost        Value   Net Assets
Argentina       Oil--International     45,000  Yacimientos Petroliferos Fiscales S.A. (ADR)*   $   862,750   $ 1,243,125   2.2%

                                               Total Investments in Latin America                  862,750     1,243,125   2.2

MIDDLE
EAST

Israel          Computer Services     115,000  Scitex Corp. Ltd.                                 1,161,507       790,625   1.4

                                               Total Investments in the Middle East              1,161,507       790,625   1.4

NORTH
AMERICA

United States   Airlines               85,000  Mesa Air Group, Inc.                                725,668       446,250   0.8

                Athletic Footwear      11,500  Reebok International Ltd.                           373,123       439,875   0.8

                Auto--Related          60,600  National Auto Credit, Inc.                          619,886       477,225   0.8

                Automotive             40,000  Ford Motor Co.                                    1,238,476     1,390,000   2.4
                                       20,000  General Motors Corp.                              1,001,035     1,157,500   2.0
                                                                                               -----------   ----------- ------
                                                                                                 2,239,511     2,547,500   4.4

                Banking                10,000  Bankers Trust New York Corp.                        637,295       813,750   1.4
                                       75,000  Hibernia Corp. (Class A)                            884,333       965,625   1.7
                                                                                               -----------   ----------- ------
                                                                                                 1,521,628     1,779,375   3.1

                Banks/Regional          5,000  Wells Fargo & Co.                                 1,274,628     1,333,750   2.3

                Beverage &             20,000  Seagram Company Ltd. (The)                          679,112       765,000   1.3
                Entertainment

                Chemicals              10,000  Eastman Chemical Co.                                556,850       510,000   0.9
                                       30,000  Great Lakes Chemical Corp.                        1,289,188     1,271,250   2.2
                                       50,000  Millennium Chemicals Inc.                           978,696       887,500   1.6
                                                                                               -----------   ----------- ------
                                                                                                 2,824,734     2,668,750   4.7

                Computer Software      45,000  CompuServe Corporation                              475,850       410,625   0.7

                Entertainment          40,000  Harrah's Entertainment, Inc.                        744,215       640,000   1.1

                Hardware Products      20,000  Black & Decker Corp.                                628,132       670,000   1.2

                Health Care            50,000  Humana, Inc.                                        941,035     1,087,500   1.9

                Hospital Management    80,000  Transitional Hospitals Corp.                        706,884       800,000   1.4

                Hotels                 30,000  3Com Corp.                                          925,419       870,000   1.5

                Information            40,000  Apple Computer, Inc.                                909,600       680,000   1.2
                Processing             12,000  International Business Machines Corp.             1,398,028     1,929,000   3.4
                                       95,000  Tandem Computers, Inc.                            1,039,952     1,223,125   2.1
                                                                                               -----------   ----------- ------
                                                                                                 3,347,580     3,832,125   6.7

                Machinery              42,500  ITT Industries Inc.                                 978,783     1,073,125   1.9

                Medical Services       50,000  Pharmaceutical Product Development, Inc.            858,032       800,000   1.4

                Metals--Non-Ferrous    40,000  ASARCO Inc.                                       1,084,257     1,140,000   2.0
                                       12,500  Phelps Dodge Corp.                                  741,636       959,375   1.7
                                                                                               -----------   ----------- ------
                                                                                                 1,825,893     2,099,375   3.7

                Oil--Domestic          60,000  American Exploration Co.                            678,188       675,000   1.2
                                       45,000  Occidental Petroleum Corp.                        1,006,450       995,625   1.7
                                                                                               -----------   ----------- ------
                                                                                                 1,684,638     1,670,625   2.9

                Oil Refiners           54,400  Total Petroleum (North America) Ltd.                595,960       544,000   1.0

                Oil Service            30,000  Dresser Industries, Inc.                            927,909       896,250   1.6

                Paper & Forest         25,000  International Paper Co.                             973,740     1,056,250   1.9
                Products               42,500  Louisiana-Pacific Corp.                           1,004,699       791,563   1.4
                                                                                               -----------   ----------- ------
                                                                                                 1,978,439     1,847,813   3.3

                Pharmaceuticals        12,000  Bristol-Myers Squibb Co.                            451,949       786,000   1.4
                                       40,000  Pharmacia & Upjohn, Inc.                          1,326,355     1,185,000   2.1
                                                                                               -----------   ----------- ------
                                                                                                 1,778,304     1,971,000   3.5

                Photography            15,000  Eastman Kodak Co.                                 1,090,258     1,252,500   2.2

                Publishing/            25,000  Dow Jones & Company, Inc.                           921,924     1,012,500   1.8
                Newspapers

                Real Estate            25,100  Evans Withycombe Residential, Inc.                  498,967       495,725   0.9
                Investment Trusts

                Retail                160,000  Charming Shoppes, Inc.                              672,371       945,000   1.7
                                       30,000  Dillard Department Stores Inc.                      912,709       926,250   1.6
                                       80,000  Kmart Corporation                                   846,317     1,090,000   1.9
                                       50,000  Woolworth Corp.                                     634,936     1,075,000   1.9
                                                                                               -----------   ----------- ------
                                                                                                 3,066,333     4,036,250   7.1

                Retail Specialty       25,000  Toys 'R' Us, Inc.                                   640,983       712,500   1.2

                Savings & Loans        60,000  Greater New York Savings Bank                       617,550     1,095,000   1.9

                Semiconductors         80,000  Integrated Device Technology, Inc.                  905,101       940,000   1.6
                                       55,000  National Semiconductor Corp.                      1,117,121     1,375,000   2.4
                                                                                               -----------   ----------- ------
                                                                                                 2,022,222     2,315,000   4.0

                Software--Computer     90,000  Mentor Graphics Corporation                         916,193       635,625   1.1

                Steel                  53,800  USX-US Steel Group, Inc.                          1,568,905     1,573,650   2.8
                                       93,200  WHX Corp.                                           932,962       535,900   0.9
                                                                                               -----------   ----------- ------
                                                                                                 2,501,867     2,109,550   3.7

                Technology            120,500  Computervision Corp.                              1,059,897       421,750   0.7
                                       70,000  Exabyte Corp.                                       899,595       936,250   1.6
                                                                                               -----------   ----------- ------
                                                                                                 1,959,492     1,358,000   2.3

                Telecommunications     17,500  GTE Corp.                                           746,200       802,812   1.4
                                       50,000  U S West Media Group                                869,720       862,500   1.5
                                                                                               -----------   ----------- ------
                                                                                                 1,615,920     1,665,312   2.9

                Utilities/             25,000  AT&T Corp.                                          898,088       837,500   1.5
                Communications

                                               Total Investments in North America               45,405,160    47,195,625  82.6



SCHEDULE OF INVESTMENTS (concluded)                                                                               (in US dollars)
                Fundamental Value Portfolio (concluded)

SHORT-TERM                              Face                                                                           Percent of
SECURUTIES                             Amount       Issue                                          Cost        Value   Net Assets
                Commercial      US$ 2,500,000  Atlantic Asset Securitization Corp.,
                Paper**                        5.54% due 5/14/1997                             $ 2,494,998   $ 2,494,998   4.4%
                                    3,006,000  General Electric Capital Corp., 5.62% due
                                               5/01/1997                                         3,006,000     3,006,000   5.3
                                    1,500,000  H.J. Heinz Company, 5.52% due 5/05/1997           1,499,080     1,499,080   2.6

                US Government       1,000,000  Federal National Mortgage Association,
                Agency                         5.35% due 5/08/1997                                 998,960       998,960   1.7
                Obligations**
                                               Total Investments in Short-Term Securities        7,999,038     7,999,038  14.0

                Total Investments                                                              $55,428,455    57,228,413 100.2
                                                                                               ===========
                Liabilities in Excess of Other Assets                                                            (96,643) (0.2)
                                                                                                             ----------- ------
                Net Assets                                                                                   $57,131,770 100.0%
                                                                                                             =========== ======

                Net Asset Value:   Class A--Based on net assets of $214,921 and 16,292
                                            shares outstanding                                               $     13.19
                                                                                                             ===========
                                   Class B--Based on net assets of $36,393,523 and 2,804,169
                                            shares outstanding                                               $     12.98
                                                                                                             ===========
                                   Class C--Based on net assets of $16,315,517 and 1,257,009
                                            shares outstanding                                               $     12.98
                                                                                                             ===========
                                   Class D--Based on net assets of $4,207,809 and 319,906
                                            shares outstanding                                               $     13.15
                                                                                                             ===========

               *American Depositary Receipts (ADR).
              **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.

SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)

                Global Opportunity Portfolio

                                        Face                                                                          Percent of
COUNTRY                                Amount       Foreign Government Obligations                 Cost        Value  Net Assets
Australia                  A$         550,000  Australian Government Bonds, 6.75%
                                               due 11/15/2006                                  $   398,962   $   399,724   0.8%

Canada                     C$         575,000  Canadian Government Bonds, 7% due 12/01/2006        436,840       422,237   0.9

Finland                   Fmk       2,000,000  Finnish Government Bonds, 7.25% due 4/18/2006       451,354       410,275   0.8

France                                         French Government OATS:
                          Frf       2,850,000    6.75% due 10/25/2003                              552,578       530,154   1.1
                                    1,600,000    5.50% due 4/25/2004                               301,488       277,331   0.6
                                                                                               -----------   ----------- ------
                                                                                                   854,066       807,485   1.7

Germany                                        Bundesrepublik Deutschland:
                           DM         735,000    7.125% due 12/20/2002                             513,394       467,322   0.9
                                      850,000    6.50% due 10/14/2005                              547,951       517,814   1.0
                                      800,000  Treuhandanstalt, 6.875% due 6/11/2003               532,016       501,998   1.0
                                                                                               -----------   ----------- ------
                                                                                                 1,593,361     1,487,134   2.9

Italy                     Lit   2,175,000,000  Buoni Poliennali del Tesoro (Italian
                                               Government Bonds), 8.50% due 1/01/2004            1,454,081     1,337,405   2.7

Spain                     Pta     185,000,000  Bonos del Estado (Spanish Government Bonds),
                                               7.90% due 2/28/2002                               1,392,070     1,333,780   2.7

Sweden                                         Government of Sweden:
                          Skr       2,000,000    10.25% due 5/05/2000                              336,811       287,486   0.6
                                    6,400,000    8% due 8/15/2007                                1,004,679       859,909   1.7
                                                                                               -----------   ----------- ------
                                                                                                 1,341,490     1,147,395   2.3

                                               Total Investments in Foreign Government
                                               Obligations                                       7,922,224     7,345,435  14.8


                                                    US Government Obligations

United States                                  US Treasury Notes and Bonds:
                           US$        500,000    5% due 1/31/1998                                  495,586       496,720   1.0
                                    1,325,000    6.625% due 2/15/2027                            1,243,605     1,271,377   2.6

                                               Total Investments in US Government Obligations    1,739,191     1,768,097   3.6

                                               Total Investments in Foreign & US Government
                                               Obligations                                       9,661,415     9,113,532  18.4

                                      Shares
                Industries             Held         US Stocks

United States   Aerospace & Defense     3,700  AlliedSignal, Inc.                                  267,718       267,325   0.5
                                        2,700  United Technologies Corporation                     101,322       204,188   0.4
                                                                                               -----------   ----------- ------
                                                                                                   369,040       471,513   0.9

                Auto--Related           1,300  Hertz Corporation (Class A)                          34,363        37,700   0.1

                Banking                 7,000  The Bank of New York Company, Inc.                  173,776       276,500   0.6
                                        2,200  BankAmerica Corp.                                   228,148       257,125   0.5
                                          800  Chase Manhattan Corporation (The)                    82,165        74,100   0.1
                                                                                               -----------   ----------- ------
                                                                                                   484,089       607,725   1.2

                Broadcasting/Cable      6,400  Tele-Communications, Inc. (Class A)                  91,987        88,000   0.2

                Chemicals               1,800  du Pont (E.I.) de Nemours & Company                 196,352       191,025   0.4

                Communication           7,600  WorldCom, Inc.                                      190,677       181,450   0.4
                Equipment

                Computer Sales            500  International Business Machines Corp.                54,948        80,375   0.2

                Computer Software       5,600  BMC Software, Inc.                                  217,713       241,500   0.5
                                          600  Microsoft Corporation                                61,802        72,900   0.1
                                        3,275  Oracle Corp.                                        105,197       130,181   0.3
                                                                                               -----------   ----------- ------
                                                                                                   384,712       444,581   0.9

                Computers               7,300  Cabletron Systems, Inc.                             251,674       251,850   0.5
                                        3,500  COMPAQ Computer Corp.                               259,619       298,813   0.6
                                                                                               -----------   ----------- ------
                                                                                                   511,293       550,663   1.1

                Electronics             2,000  Intel Corporation                                   276,754       306,000   0.6

                Energy                 12,800  Edison International, Inc.                          245,711       268,800   0.5

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)
                Global Opportunity Portfolio (continued)

                                      Shares                                                                          Percent of
COUNTRY         Industries             Held         US Stocks                                      Cost        Value  Net Assets
United States   Financial Services      4,350  American Express Company                        $   204,365   $   286,556   0.6%
(concluded)                             6,600  First Data Corp.                                    234,476       227,700   0.5
                                        3,600  MGIC Investment Corporation                         272,854       292,500   0.6
                                                                                               -----------   ----------- ------
                                                                                                   711,695       806,756   1.7

                Hardware Products       4,000  Black & Decker Corp.                                134,157       134,000   0.3

                Health Care Cost        4,300  Oxford Health Plans, Inc.                           264,553       282,725   0.6
                Containment

                Holding Company         5,200  First USA, Inc.                                     264,702       250,250   0.5

                Hospital Management     7,600  Health Management Associates, Inc. (Class A)        172,238       203,300   0.4

                Hospital Supplies       4,300  Abbott Laboratories                                 174,873       262,300   0.5

                Hospitals              10,000  Tenet Healthcare Corp.                              260,223       260,000   0.5

                Information             4,800  Computer Associates International, Inc.             194,506       249,600   0.5
                Processing

                Insurance               1,850  Aetna Inc.                                          141,011       168,581   0.3
                                        4,100  Allstate Corp.                                      177,155       268,550   0.6
                                        1,800  Nationwide Financial Services, Inc. (Class A)        42,897        47,700   0.1
                                        5,100  Travelers Group Inc.                                268,916       282,413   0.6
                                        3,300  UNUM Corporation                                    210,671       254,100   0.5
                                                                                               -----------   ----------- ------
                                                                                                   840,650     1,021,344   2.1

                Leisure & Tourism       8,600  Brunswick Corporation                               214,183       242,950   0.5
                                        8,000  Carnival Corporation (Class A)                      231,110       295,000   0.6
                                                                                               -----------   ----------- ------
                                                                                                   445,293       537,950   1.1

                Machinery               4,600  American Standard Companies, Inc.                   163,092       192,625   0.4
                                        5,200  Ingersoll-Rand Company                              234,136       255,450   0.5
                                                                                               -----------   ----------- ------
                                                                                                   397,228       448,075   0.9

                Manufacturing           4,900  Fisher Scientific International Inc.                155,123       207,638   0.4

                Natural Gas             4,600  El Paso Natural Gas Co.                             232,100       267,375   0.5
                                        5,100  Enron Corp.                                         194,067       191,888   0.4
                                        2,800  IMC Global, Inc.                                    108,453       103,250   0.2
                                                                                               -----------   ----------- ------
                                                                                                   534,620       562,513   1.1

                Oil & Gas Producers     2,800  Smith International, Inc.                           123,882       132,650   0.3

                Oil Service             7,000  Dresser Industries, Inc.                            148,695       209,125   0.4
                                        1,900  Schlumberger Ltd.                                   121,700       210,425   0.4
                                                                                               -----------   ----------- ------
                                                                                                   270,395       419,550   0.8

                Paper                   4,700  Kimberly-Clark Corp.                                180,580       240,875   0.5

                Petroleum               1,700  Pennzoil Company                                     68,080        83,725   0.2
                                        4,400  Unocal Corp.                                        147,839       167,750   0.3
                                                                                               -----------   ----------- ------
                                                                                                   215,919       251,475   0.5

                Pharmaceuticals         4,200  American Home Products Corporation                  247,156       278,250   0.6
                                        2,900  Merck & Co., Inc.                                   176,711       262,450   0.5
                                                                                               -----------   ----------- ------
                                                                                                   423,867       540,700   1.1

                Railroads               1,500  Burlington Northern Santa Fe Corp.                  121,888       118,125   0.2

                Real Estate             4,900  Prentiss Properties Trust                            98,788       115,763   0.2
                Investment Trusts       4,100  Starwood Lodging Trust                              184,500       157,850   0.4
                                                                                               -----------   ----------- ------
                                                                                                   283,288       273,613   0.6

                Restaurants             2,600  McDonald's Corporation                              131,587       139,425   0.3

                Retail--Drug Stores     5,855  Rite Aid Corporation                                193,249       269,330   0.5

                Retail Trade            4,700  Sears, Roebuck & Co.                                214,793       225,600   0.5

                Telecommunications      7,100  AirTouch Communications, Inc.                       202,864       181,050   0.4
                                        1,853  TCI Pacific Communications (Convertible
                                               Preferred)                                          176,274       174,182   0.3
                                                                                               -----------   ----------- ------
                                                                                                   379,138       355,232   0.7

                Tobacco                 3,600  Philip Morris Companies, Inc.                       130,418       141,750   0.3

                                               Total Investments in US Stocks                   10,058,791    11,562,608  23.4

                                                    Foreign Stocks

Argentina       Petroleum              19,300  Yacimientos Petroliferos Fiscales S.A. (ADR)*       424,738       533,163   1.1

                                               Total Stocks in Argentina                           424,738       533,163   1.1

Australia       Diversified            39,000  Broken Hill Proprietary Co., Ltd.                   513,135       551,051   1.1
                Resources Company

                                               Total Stocks in Australia                           513,135       551,051   1.1

Brazil          Beverages             640,000  Companhia Cervejaria Brahma S.A. PN (Preferred)     355,180       435,434   0.9

                Telecommunications      4,600  Telecomunicacoes Brasileiras S.A.--Telebras
                                               PN (ADR)*                                           243,225       527,850   1.1

                                               Total Stocks in Brazil                              598,405       963,284   2.0

Canada          Automotive Parts       10,100  Magna International, Inc. (Class A)                 478,119       526,463   1.1

                Conglomerates          21,800  Canadian Pacific, Ltd.                              409,020       531,375   1.1

                Entertainment           6,600  Imax Corporation                                    210,684       234,300   0.5

                Fertilizers             6,700  Potash Corp. of Saskatchewan, Inc.                  462,562       515,062   1.0

                                               Total Stocks in Canada                            1,560,385     1,807,200   3.7

Finland         Holding Company         5,300  Amer Group Ltd.                                      91,253        90,725   0.2

                Machinery                 515  Rauma OY                                             11,006        10,599   0.0

                Paper & Forest         24,000  UPM-Kymmene Corp.                                   500,294       549,315   1.1
                Products

                Transportation         10,800  Finnlines OY                                        211,570       272,119   0.6

                                               Total Stocks in Finland                             814,123       922,758   1.9

France          Insurance              13,200  Scor S.A.                                           512,003       515,651   1.0

                Semiconductor           7,500  SGS-Thompson Microelectronics N.V.

                Capital Equipment              (NY Registered)                                     274,852       587,812   1.2

                Steel                  32,400  Usinor-Sacilor S.A.                                 510,124       489,622   1.0

                                               Total Stocks in France                            1,296,979     1,593,085   3.2

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)
                Global Opportunity Portfolio (continued)

                                      Shares                                                                          Percent of
COUNTRY         Industries             Held         Foreign Stocks                                 Cost        Value  Net Assets
Germany         Chemicals                 600  Henkel KGaA                                     $    26,670   $    30,281   0.0%
                                        5,400  Henkel KGaA (Preferred)                             229,478       293,105   0.6
                                                                                               -----------   ----------- ------
                                                                                                   256,148       323,386   0.6

                Electronics             9,950  Siemens AG                                          504,790       538,925   1.1

                Machinery &             1,350  Mannesmann AG                                       467,510       530,864   1.1
                Equipment

                                               Total Stocks in Germany                           1,228,448     1,393,175   2.8

Hong Kong       Banking                20,000  HSBC Holdings PLC                                   312,430       506,068   1.0

                Telecommunications     25,000  Hong Kong Telecommunications Ltd. (ADR)*            461,325       428,125   0.9

                                               Total Stocks in Hong Kong                           773,755       934,193   1.9

Indonesia       Telecommunications     18,200  P.T. Indonesian Satellite Corp. (ADR)*              569,731       500,500   1.0

                                               Total Stocks in Indonesia                           569,731       500,500   1.0

Italy           Machinery              71,000  Danieli & Co.                                       266,366       255,542   0.5

                Publishing             37,000  Mondadori (Arnoldo) Editore S.p.A.                  312,271       215,428   0.4

                                               Total Stocks in Italy                               578,637       470,970   0.9

Japan           Building &             54,000  Maeda Corp.                                         438,663       257,508   0.5
                Construction           40,000  Okumura Corp.                                       367,731       214,393   0.4
                                                                                               -----------   ----------- ------
                                                                                                   806,394       471,901   0.9

                Capital Goods          79,000  Mitsubishi Heavy Industries, Ltd.                   581,237       521,810   1.1

                Consumer--              7,000  Rohm Company Ltd.                                   404,881       542,918   1.1
                Electronics

                Electrical             84,000  Mitsubishi Electric Corp.                           557,561       460,156   0.9
                Equipment               7,000  Sony Corporation                                    512,739       509,813   1.0
                                                                                               -----------   ----------- ------
                                                                                                 1,070,300       969,969   1.9

                Electronics            22,000  Canon Inc.                                          412,502       521,952   1.1
                                       29,000  Matsushita Electric Industrial Co., Ltd.            463,584       464,018   0.9
                                                                                               -----------   ----------- ------
                                                                                                   876,086       985,970   2.0

                Insurance              50,000  Tokio Marine & Fire Insurance Co., Ltd.             537,609       488,689   1.0

                Pharmaceuticals        30,000  Eisai Co., Ltd.                                     545,156       520,218   1.1

                Retail                  5,000  Autobacs Seven Co., Ltd.                            328,783       333,018   0.7

                Textiles               85,000  Toray Industries Inc.                               520,808       529,282   1.1

                Tires & Rubber         25,000  Bridgestone Corp.                                   445,755       532,041   1.1

                Warehouse & Storage    55,000  Mitsui-Soko Co., Ltd.                               396,640       264,877   0.5

                                               Total Stocks in Japan                             6,513,649     6,160,693  12.5

Mexico          Beverages              16,000  Panamerican Beverages, Inc. (Class A)               327,109       464,000   0.9

                Conglomerates          42,800  Grupo Carso, S.A. de C.V. (ADR)*                    555,727       492,200   1.0

                Utilities--            12,400  Telefonos de Mexico, S.A. de C.V. (Telmex) (ADR)*   478,040       511,500   1.0
                Communications

                                               Total Stocks in Mexico                            1,360,876     1,467,700   2.9

Netherlands     Banking                 7,900  ABN AMRO Holding N.V.                               466,422       542,884   1.1

                                               Total Stocks in the Netherlands                     466,422       542,884   1.1

Norway          Transportation         54,089  Color Line ASA                                      217,365       239,399   0.5
                Services

                                               Total Stocks in Norway                              217,365       239,399   0.5

Philippines     Beverages             167,000  San Miguel Corp. (Class B)                          554,679       481,670   1.0

                                               Total Stocks in the Philippines                     554,679       481,670   1.0

South Africa    Diversified            43,000  Sasol Limited                                       505,901       551,468   1.1

                Insurance              13,400  De Beers Consolidated Mines Ltd. (ADR)*             453,646       480,725   1.0

                                               Total Stocks in South Africa                        959,547     1,032,193   2.1

South Korea     Engineering &           4,974  Hyundai Engineering & Construction Co., Ltd.         63,847        17,906   0.0
                Construction                   (GDR)**

                                               Total Stocks in South Korea                          63,847        17,906   0.0

Spain           Petroleum              12,100  Repsol S.A. (ADR)*                                  425,575       506,687   1.0

                                               Total Stocks in Spain                               425,575       506,687   1.0

Sweden          Banking                16,200  Sparbanken Sverige AB (Class A)                     207,538       289,230   0.6

                Investment             22,000  Bure Investment AB                                  207,219       277,753   0.6
                Management

                                               Total Stocks in Sweden                              414,757       566,983   1.2

Switzerland     Chemicals                 600  Ciba Specialty Chemicals AG (Rights) (ADR)*          22,369        25,650   0.1

                Electrical Equipment      435  BBC Brown Boveri & Cie (Bearer)                     482,813       527,138   1.1

                Pharmaceuticals         8,000  Novartis AG (ADR)*                                  406,854       527,000   1.1
                                           60  Roche Holding AG                                    502,766       507,128   1.0
                                                                                               -----------   ----------- ------
                                                                                                   909,620     1,034,128   2.1

                                               Total Stocks in Switzerland                       1,414,802     1,586,916   3.3

United Kingdom  Beverages              61,300  Grand Metropolitan PLC                              442,059       512,689   1.0

                Chemicals              12,600  Imperial Chemical Industries PLC                    154,919       143,441   0.3
                                        7,500  Imperial Chemical Industries PLC (ADR)*             389,042       347,812   0.7
                                                                                               -----------   ----------- ------
                                                                                                   543,961       491,253   1.0

                Metals & Mining        34,000  RTZ Corporation PLC                                 511,297       541,117   1.1

                Retail                 47,000  Boots Company PLC                                   468,725       529,716   1.1

                Steel                 197,000  British Steel PLC                                   505,013       454,298   0.9

                Telecommunications    114,000  Vodafone Group PLC                                  417,309       510,975   1.0

                                               Total Stocks in the United Kingdom                2,888,364     3,040,048   6.1

                                               Total Investments in Foreign Stocks              23,638,219    25,312,458  51.3

                                               Total Investments in US & Foreign Stocks         33,697,010    36,875,066  74.7


SCHEDULE OF INVESTMENTS (concluded)                                                                               (in US dollars)
                Global Opportunity Portfolio (concluded)

SHORT-TERM                             Face                                                                           Percent of
SECURITIES                            Amount       Issue                                          Cost        Value   Net Assets
                Commercial      US$ 2,500,000  General Motors Acceptance Corp.,
                Paper***                       5.68% due 5/01/1997                             $ 2,500,000   $ 2,500,000   5.1%

                US Government       1,437,000  Federal Home Loan Mortgage Corp., 5.40%
                Agency                         due 5/01/1997                                     1,437,000     1,437,000   2.9
                Obligations***

                                               Total Investments in Short-Term Securities        3,937,000     3,937,000   8.0

                Total Investments                                                              $47,295,425    49,925,598 101.1
                                                                                               ===========
                Unrealized Appreciation on Forward Foreign Exchange Contracts++                                  375,833   0.8

                Liabilities in Excess of Other Assets                                                           (927,487) (1.9)
                                                                                                             ----------- ------
                Net Assets                                                                                   $49,373,944 100.0%
                                                                                                             =========== ======

                Net Asset Value:   Class A--Based on net assets of $145,452 and 12,019
                                            shares outstanding                                               $     12.10
                                                                                                             ===========
                                   Class B--Based on net assets of $34,054,265 and 2,840,488
                                            shares outstanding                                               $     11.99
                                                                                                             ===========
                                   Class C--Based on net assets of $12,413,431 and 1,036,492
                                            shares outstanding                                               $     11.98
                                                                                                             ===========
                                   Class D--Based on net assets of $2,760,796 and 228,479
                                            shares outstanding                                               $     12.08
                                                                                                             ===========

               *American Depositary Receipts (ADR).
              **Global Depositary Receipts (GDR).
             ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
              ++Forward foreign exchange contracts as of April 30, 1997 were as follows:
                                                        Unrealized
                Foreign               Expiration       Appreciation
                Currency Sold            Date         (Depreciation)
                A$       520,000       May 1997          $    840
                A$       690,000       June 1997             (335)
                C$     2,720,000       May 1997            14,838
                Chf    2,350,000       May 1997             5,688
                DM     7,700,000       May 1997            85,769
                DM     1,000,000       June 1997             (529)
                Fmk    5,500,000       May 1997            14,802
                Frf   12,900,000       May 1997            33,898
                Pta  145,000,000       May 1997             5,289
                Pta  109,000,000       June 1997           (1,025)
                Skr   14,500,000       May 1997            16,273
                YEN  650,000,000       May 1997           194,547
                YEN   83,700,000       June 1997            5,778

                Total Unrealized Appreciation on
                Forward Foreign Exchange Contracts--Net
                (US$ Commitment--$22,548,014)            $375,833
                                                         ========


SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)
                Growth Opportunity Portfolio

                                      Shares                                                                          Percent of
                Industries             Held         Common Stocks                                  Cost        Value  Net Assets
                Advertising             3,400  Interpublic Group of Companies, Inc.            $   153,631   $   192,525   0.9%

                Banking &              12,000  Banc One Corp.                                      560,548       508,500   2.5
                Financial               1,500  State Street Boston Corp.                            85,670       118,125   0.6
                                        2,000  Wells Fargo & Co.                                   557,512       533,500   2.6
                                                                                               -----------   ----------- ------
                                                                                                 1,203,730     1,160,125   5.7

                Beverages              13,000  The Coca-Cola Company                               666,199       827,125   4.1

                Communication          10,000  cisco Systems, Inc.                                 553,028       517,500   2.5
                Equipment              10,000  FORE Systems, Inc.                                  282,363       152,500   0.8
                                       11,000  Lucent Technologies, Inc.                           582,598       650,375   3.2
                                        3,000  Newbridge Networks Corp.                             95,644        95,250   0.5
                                        2,000  Northern Telecom Ltd.                               142,320       145,250   0.7
                                        6,000  Telefonaktiebolaget LM Ericsson (ADR)*              202,460       201,750   1.0
                                                                                               -----------   ----------- ------
                                                                                                 1,858,413     1,762,625   8.7

                Computers               5,000  COMPAQ Computer Corp.                               359,714       426,875   2.1
                                       12,000  Hewlett-Packard Co.                                 650,887       630,000   3.1
                                                                                               -----------   ----------- ------
                                                                                                 1,010,601     1,056,875   5.2

                Cosmetics               9,000  Gillette Company (The)                              605,800       765,000   3.8
                                          100  International Flavors & Fragrances Inc.               4,970         4,213   0.0
                                                                                               -----------   ----------- ------
                                                                                                   610,770       769,213   3.8

                Electrical Equipment      200  Emerson Electric Company                              8,482        10,150   0.0
                                        5,500  General Electric Co.                                488,682       609,813   3.0
                                        2,000  Honeywell, Inc.                                     144,477       141,250   0.7
                                                                                               -----------   ----------- ------
                                                                                                   641,641       761,213   3.7

                Electronics             4,500  Intel Corp.                                         618,391       688,500   3.4

                Energy                  8,800  El Paso Natural Gas Co.                             426,756       511,500   2.5
                                       11,000  Enron Corp.                                         464,926       413,875   2.0
                                                                                               -----------   ----------- ------
                                                                                                   891,682       925,375   4.5

                Entertainment           6,400  Viacom, Inc. (Class A)                              241,568       170,400   0.8
                                        3,000  Walt Disney Co.                                     207,888       246,000   1.2
                                                                                               -----------   ----------- ------
                                                                                                   449,456       416,400   2.0

                Financial Services     10,000  Federal National Mortgage Association               362,645       411,250   2.0
                                        7,000  The Travelers Group, Inc.                           320,104       387,625   1.9
                                                                                               -----------   ----------- ------
                                                                                                   682,749       798,875   3.9

                Food                    1,500  ConAgra, Inc.                                        70,590        86,437   0.4
                                          100  Wrigley (Wm.) Jr. Co.                                 5,920         5,825   0.0
                                                                                               -----------   ----------- ------
                                                                                                    76,510        92,262   0.4

                Food Merchandising      4,000  Albertson's, Inc.                                   159,212       132,000   0.7
                                        4,000  Meyer (Fred), Inc.                                  138,367       164,500   0.8
                                                                                               -----------   ----------- ------
                                                                                                   297,579       296,500   1.5



SCHEDULE OF INVESTMENTS (concluded)                                                                               (in US dollars)
                Growth Opportunity Portfolio (concluded)

                                      Shares                                                                          Percent of
                Industries             Held         Common Stocks                                  Cost        Value  Net Assets
                Hotels                  1,000  Marriott International, Inc.                    $    46,921   $    55,250   0.3%

                Household Products        500  Colgate-Palmolive Co.                                37,260        55,500   0.3
                                        5,000  Kimberly-Clark Corp.                                191,350       256,250   1.2
                                        2,600  Procter & Gamble Company                            245,306       326,950   1.6
                                                                                               -----------   ----------- ------
                                                                                                   473,916       638,700   3.1

                Information            13,000  First Data Corp.                                    477,296       448,500   2.2
                Processing

                Insurance               1,000  Aetna Inc.                                           82,249        91,125   0.4
                                        2,500  American International Group, Inc.                  258,849       321,250   1.6
                                                                                               -----------   ----------- ------
                                                                                                   341,098       412,375   2.0

                Leisure                 8,500  Polygram N.V. (NY Registered Shares)                446,700       418,625   2.1

                Medical Technology      4,000  Boston Scientific Corp.                             234,515       193,000   0.9
                                        6,500  Johnson & Johnson                                   315,896       398,125   2.0
                                                                                               -----------   ----------- ------
                                                                                                   550,411       591,125   2.9

                Oil & Services         10,000  Baker Hughes, Inc.                                  370,527       345,000   1.7
                                        5,200  Diamond Offshore Drilling, Inc.                     366,689       334,750   1.6
                                        4,000  Schlumberger, Ltd.                                  416,590       443,000   2.2
                                                                                               -----------   ----------- ------
                                                                                                 1,153,806     1,122,750   5.5

                Pharmaceuticals         9,000  Amgen, Inc.                                         538,125       528,750   2.6
                                        4,000  Bristol-Myers Squibb Co.                            206,856       262,000   1.3
                                        7,500  Merck & Co., Inc.                                   545,796       678,750   3.3
                                        8,300  Pfizer, Inc.                                        651,196       796,800   3.9
                                                                                               -----------   ----------- ------
                                                                                                 1,941,973     2,266,300  11.1

                Photography             1,200  Eastman Kodak Co.                                    89,634       100,200   0.5

                Pollution Control         500  WMX Technologies, Inc.                               14,160        14,687   0.1

                Restaurants             3,000  McDonald's Corp.                                    142,703       160,875   0.8

                Retail--Specialty         750  Staples, Inc.                                        13,000        13,500   0.1

                Retail Stores           7,000  Wal-Mart Stores, Inc.                               177,175       197,750   1.0
                                        5,000  Walgreen Co.                                        221,639       230,000   1.1
                                                                                               -----------   ----------- ------
                                                                                                   398,814       427,750   2.1

                Software--Computer      6,000  BAAN Company, N.V.                                  279,102       321,750   1.6
                                        6,500  Microsoft Corp.                                     509,038       789,750   3.9
                                        1,000  Oracle Corp.                                         35,972        39,750   0.2
                                        8,000  SAP AG (Systeme, Anwendungen, Produkte in
                                               der Datenverarbeitung) (ADR)*                       454,125       482,000   2.3
                                                                                               -----------   ----------- ------
                                                                                                 1,278,237     1,633,250   8.0

                Toys                   20,000  Hasbro, Inc.                                        492,014       500,000   2.5

                Travel & Lodging        1,000  Carnival Corporation (Class A)                       26,786        36,875   0.2

                                               Total Investments in Common Stocks               17,048,821    18,588,375  91.3

                                        Face
                                       Amount       Short-Term Securities

                US Government      $2,066,000  Federal Home Loan Mortgage Corp., 5.40%           2,066,000     2,066,000  10.2
                Agency                         due 5/01/1997
                Obligations**
                                               Total Investments in Short-Term Securities        2,066,000     2,066,000  10.2

                Total Investments                                                              $19,114,821    20,654,375 101.5
                                                                                               ===========
                Liabilities in Excess of Other Assets                                                           (297,293) (1.5)
                                                                                                             ----------- ------
                Net Assets                                                                                   $20,357,082 100.0%
                                                                                                             =========== ======

                Net Asset Value:   Class A--Based on net assets of $97,201 and 8,080
                                            shares outstanding                                               $     12.03
                                                                                                             ===========
                                   Class B--Based on net assets of $13,092,836 and 1,101,767
                                            shares outstanding                                               $     11.88
                                                                                                             ===========
                                   Class C--Based on net assets of $6,192,890 and 521,406
                                            shares outstanding                                               $     11.88
                                                                                                             ===========
                                   Class D--Based on net assets of $974,155 and 81,079
                                            shares outstanding                                               $     12.01
                                                                                                             ===========

               *American Depositary Receipts (ADR).
              **Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.




SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)
                Quality Bond Portfolio

                 S&P        Moody's     Face
INDUSTRIES      Ratings     Ratings    Amount       Bonds & Notes                                            Cost        Value
Banking--19.2%  AA-          Aa3     $150,000  Banc One, Milwaukee, N.A., 6.625% due 4/15/2003           $  156,155  $  146,778
                BBB+         A3       115,000  Bangkok Metropolitan Bank Public Co. Ltd.,
                                               7.25% due 9/15/2005                                          113,956     110,676
                A-           A2       250,000  Bank of New York Company Inc. (The), 7.875% due
                                               11/15/2002                                                   276,675     258,808
                A+           A1       250,000  BankAmerica Corp., 6.65% due 5/01/2001                       249,863     247,918
                A            A2       253,000  First Chicago Corp., 9% due 6/15/1999                        268,428     264,580
                BBB          A2       200,000  Fleet Capital Trust II, 7.92% due 12/11/2026                 197,504     193,904
                BBB+         A2       100,000  Mellon Capital II, 7.995% due 1/15/2027                       95,347      98,043
                AA-          Aa3      250,000  Norwest Corporation, 6.75% due 5/12/2000                     249,628     250,285
                BBB+         A2       200,000  Wells Fargo & Company, 8.375% due 5/15/2002                  213,120     210,490
                                                                                                         ----------  ----------
                                                                                                          1,820,676   1,781,482

Financial       A            A2       200,000  Bear Stearns Co., 6.75% due 8/15/2000                        198,730     199,234
Services--      A            A2       200,000  Beneficial Corporation, 7.75% due 11/08/2002                 209,676     206,166
12.3%           A+           A1       300,000  Morgan Stanley Group, Inc., 6.875% due 3/01/2007             298,923     288,717
                A-           A2       150,000  Smith Barney Holdings, Inc., 6.875% due 6/15/2005            148,485     146,039
                A+           Aa3      100,000  Travelers Capital II, 7.75% due 12/01/2036                   100,170      94,797
                A+           A1       200,000  The Travelers Group, Inc., 7.875% due 5/15/2025              205,616     201,400
                                                                                                         ----------  ----------
                                                                                                          1,161,600   1,136,353



SCHEDULE OF INVESTMENTS (concluded)                                                                               (in US dollars)
                Quality Bond Portfolio (concluded)

                 S&P        Moody's     Face
INDUSTRIES      Ratings     Ratings    Amount       Bonds & Notes                                         Cost        Value
Financial       A+           A1      $200,000  American General Finance Corp.,
Services--                                     7.70% due 11/15/1997                                      $  203,396  $  201,504
Consumer--8.3%  AA-          Aa3      200,000  Associates Corp. of North America, 5.25% due
                                               9/01/1998                                                    193,918     197,060
                A            Aa3      150,000  CIT Capital Trust I, 7.70% due 2/15/2027                     149,316     141,502
                A+           Aa3       75,000  CIT Group Holdings, Inc., 7% due 9/30/1997                    75,607      75,384
                AAA          Aaa      150,000  Case Equipment Loan Trust, 6% due 3/15/2004                  149,930     149,273
                                                                                                         ----------  ----------
                                                                                                            772,167     764,723

Industrial--    AA-          A1       100,000  Anheuser-Busch Co., Inc., 8.75% due 12/01/1999               107,905     104,751
Consumer        A+           A1       100,000  Bass America, Inc., 8.125% due 3/31/2002                     105,928     104,528
Goods--6.5%     A-           A3        90,000  IBP, Inc., 6.125% due 2/01/2006                               82,690      83,096
                A-           A2       100,000  Sears, Roebuck & Co., 9.25% due 4/15/1998                    106,444     102,728
                AA           A2       200,000  Wal-Mart Stores, Inc., 8.50% due 9/15/2024                   207,350     207,050
                                                                                                         ----------  ----------
                                                                                                            610,317     602,153

Industrial--    AA           Aa2      175,000  BP America Inc., 9.375% due 11/01/2000                       200,263     189,051
Energy--2.0%

Industrial--    A            A2       150,000  Carnival Cruise Lines, Inc., 7.70% due 7/15/2004             156,745     152,879
Other--8.7%     A+           A1       200,000  Ford Motor Credit Company, 7% due 9/25/2001                  199,204     200,316
                BBB+         A3       250,000  Lockheed Martin Corp., 6.55% due 5/15/1999                   249,880     249,448
                BBB          Baa3     200,000  Seagate Technology, 7.125% due 3/01/2004                     199,650     197,570
                                                                                                         ----------  ----------
                                                                                                            805,479     800,213

Industrial--    A            A2       249,039  Disney Enterprises Inc., 6.85% due 1/10/2007                 248,870     244,751
Services--2.6%

Supranational   AAA          Aaa      200,000  Asian Development Bank, 6.125% due 3/09/2004                 198,300     192,952
--2.1%

US Government                                  US Treasury Notes:
Obligations     AAA          Aaa      150,000    7.125% due 10/15/1998                                      158,086     152,038
--11.5%         AAA          Aaa      200,000    6.375% due 5/15/1999                                       200,469     200,282
                AAA          Aaa      200,000    7.50% due 11/15/2001                                       210,406     207,218
                AAA          Aaa      200,000    5.875% due 2/15/2004                                       194,031     191,688
                AAA          Aaa      300,000    7.25% due 8/15/2004                                        321,937     309,657
                                                                                                         ----------  ----------
                                                                                                          1,084,929   1,060,883

Utilities--     AA-          Aa2      200,000  Duke Power Co., 8% due 11/01/1999                            208,016     206,002
Electric 8.5%   AA-          A1       250,000  Northern States Power Company, 7.125% due
                                               7/01/2025                                                    254,800     239,242
                A-           A3       180,000  Public Service Electric & Gas Co., 7.125% due
                                               11/01/1997                                                   181,514     180,851
                A            A2       150,000  Virginia Electric & Power Co., 8.625% due 10/01/2024         166,200     156,996
                                                                                                         ----------  ----------
                                                                                                            810,530     783,091

Utilities--     A+           A2       300,000  Alltel Corp., 6.75% due 9/15/2005                            295,380     291,621
Communications
--3.1%

Yankees--       A            A3       250,000  Mass Transit Railway Corp., 7.25% due 10/01/2005             260,325     247,220
Corporate--     A+           A2       100,000  Pohang Iron & Steel Company, Ltd., 7.375%
3.7%                                           due 5/15/2005                                                101,816      99,618
                                                                                                         ----------  ----------
                                                                                                            362,141     346,838

Yankees--       A+           A2       150,000  Province of Quebec, 7.125% due 2/09/2024                     150,195     137,242
Sovereign--
1.5%
                                               Total Investments in Bonds & Notes--90.0%                  8,520,847   8,331,353

SHORT-TERM
SECURITIES                                          Issue

US Government                         788,000  Federal Home Loan Mortgage Corp., 5.40% due                  788,000     788,000
Agency                                         5/01/1997
Obligations*
--8.5%
                                               Total Investments in Short-Term Securities--8.5%             788,000     788,000

                Total Investments--98.5%                                                                 $9,308,847   9,119,353
                                                                                                         ==========
                Other Assets Less Liabilities--1.5%                                                                     140,051
                                                                                                                     ----------
                Net Assets--100.0%                                                                                   $9,259,404
                                                                                                                     ==========

                Net Asset Value:               Class A--Based on net assets of $1,965,685 and
                                                        202,851 shares outstanding                                   $     9.69
                                                                                                                     ==========
                                               Class B--Based on net assets of $4,752,735 and
                                                        490,716 shares outstanding                                   $     9.69
                                                                                                                     ==========
                                               Class C--Based on net assets of $2,043,387 and
                                                        210,999 shares outstanding                                   $     9.68
                                                                                                                     ==========
                                               Class D--Based on net assets of $497,597 and
                                                        51,377 shares outstanding                                    $     9.69
                                                                                                                     ==========

               *Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.



SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)
                US Government Securities Portfolio

                                                                           Face      Interest       Maturity
                         Issue                                            Amount       Rate          Date(s)            Value
US Government   Federal Home Loan Mortgage Corporation               $  1,263,398     11.50 %      6/01/2019        $ 1,411,898
Agency          Federal Home Loan Mortgage Corporation
Mortgage-       --Gold Program                                          2,738,959      6.50       15 Year MBS         2,661,912
Backed          Federal Home Loan Mortgage Corporation
Obligations*    --Gold Program                                          1,800,000      7.50        1/01/2027          1,789,866
--80.2%         Government National Mortgage Association                1,000,000      7.00        1/01/2027            967,180
                Government National Mortgage Association                1,946,740      7.50   10/01/2025-12/15/2026   1,930,523

                Total US Government & Agency Mortgage-Backed Obligations (Cost--$8,684,782)                           8,761,379

US Government   US Treasury Notes                                         700,000      6.00        8/15/1999            694,750
Obligations--   US Treasury STRIPS****                                  1,000,000     5.476++      8/15/2000
13.8%                                                                                                                   810,330

                Total US Government Obligations (Cost--$1,519,130)                                                    1,505,080

SCHEDULE OF INVESTMENTS (concluded)                                                                               (in US dollars)
                US Government Securities Portfolio (concluded)

SHORT-TERM                                                                 Face      Interest       Maturity
SECURITIES      Issue                                                     Amount       Rate          Date(s)            Value
US Government   Federal National Mortgage Association,
Agency          Discount Note                                        $  2,000,000     5.39%        5/13/1997        $ 1,996,407
Obligations***  Federal National Mortgage Association,
--50.2%         Discount Note                                           3,500,000     5.40         5/14/1997          3,493,175
                                                                                                                    -----------
                                                                                                                      5,489,582
                  Face
                 Amount                             Issue
Repurchase      $499,000          Nikko Securities Company, purchased on 4/30/1997 to
Agreements**                      yield 5.50% to 5/01/1997                                                              499,000
--4.6%
                Total Investments in Short-Term Securities (Cost--$5,988,582)                                         5,988,582

                Total Investments (Cost--$16,192,494)--148.8%                                                        16,255,041
                Liabilities in Excess of Other Assets--(48.8%)                                                       (5,331,093)
                                                                                                                    -----------
                Net Assets--100.0%                                                                                  $10,923,948
                                                                                                                    ===========

                Net Asset Value:  Class A--Based on net assets of $4,222,370 and 417,215
                                           shares outstanding                                                       $     10.12
                                                                                                                    ===========
                                  Class B--Based on net assets of $4,568,861 and 451,487
                                           shares outstanding                                                       $     10.12
                                                                                                                    ===========
                                  Class C--Based on net assets of $1,811,218 and 179,018
                                           shares outstanding                                                       $     10.12
                                                                                                                    ===========
                                  Class D--Based on net assets of $321,499 and 31,755
                                           shares outstanding                                                       $     10.12
                                                                                                                    ===========

               *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
              **Repurchase Agreements are fully collateralized by US Government &
                Agency Obligations.
             ***Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
            ****STRIPS--Separate Trading of Registered Interest and Principal of
                Securities.
              ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.

EQUITY PORTFOLIO CHANGES



For the Quarter Ended April 30, 1997


FUNDAMENTAL
VALUE PORTFOLIO


Additions


 3Com Corp.
 AT&T Corp.
 CompuServe Corporation
*DSC Communications Corporation
 Dresser Industries, Inc.
 Eastman Chemical Co.
*The Energy Group PLC
*Hanson PLC (ADR)
*International MultiFoods
*Marine Drilling Co., Inc.
*Micron Technology Inc.
 Pharmacia & Upjohn, Inc.
 Toys 'R' Us, Inc.
 Wells Fargo & Co.


Deletions


 Advanced Micro Devices Inc.
 Allwaste Inc.
 Beazer Homes USA, Inc.
*DSC Communications Corporation
*The Energy Group PLC
*Hanson PLC (ADR)
 Hechinger Co. (Class A)
 ITT Corp.
*International MultiFoods
*Marine Drilling Co., Inc.
*Micron Technology Inc.
 Micronics Computers, Inc.
 PFF Bancorp Inc.
 Student Loan Marketing Association
 Texas Instruments, Inc.

GLOBAL
OPPORTUNITY
PORTFOLIO

Additions

Amer Group Ltd.
Autobacs Seven Co., Ltd.
Broken Hill Proprietary Co., Ltd.
Chase Manhattan Corporation (The)
Ciba Specialty Chemicals AG (Rights)(ADR)
Computer Associates International, Inc.
De Beers Consolidated Mines Ltd. (ADR)
du Pont (E.I.) de Nemours & Company
First USA, Inc.
Hertz Corporation (Class A)
Ingersoll-Rand Company
Intel Corporation
MGIC Investment Corporation
McDonald's Corporation
Microsoft Corporation
Mondadori (Arnoldo) Editore S.p.A.
Nationwide Financial Services, Inc.
Oxford Health Plans, Inc.
RTZ Corporation PLC
Rauma OY
Roche Holding AG
Sasol Limited
Smith International, Inc.
Sony Corporation
Starwood Lodging Trust
Tele-Communications, Inc. (Class A)
Telefonos de Mexico, S.A. de C.V.
  (Telmex) (ADR)
Tenet Healthcare Corp.
WorldCom, Inc.


Deletions

AK Steel Holding Corp.
Banco de Galicia y Buedos Aires S.A. (ADR)
Banco Frances del Rio de la Plata S.A. (ADR)
Bell Atlantic Corporation
Centocor, Inc.
cisco Systems, Inc.
Citicorp
Compagnie Generale des Establissement
  Michelin S.A. (Class B)
Corning, Inc.
Countrywide Credit Industries, Inc.
FMC Corporation
Foster Wheeler Corporation
General Electric Co. PLC (Ordinary)
General Electric Company PLC
General Motors Corp.

Glaxo Wellcome PLC
Global Telecommunications Solutions,
  Inc. (ADR)
Grupo Financiero Inbursa, S.A. de C.V.
  (ADR)
Gulfstream Aerospace Corporation
H.J. Heinz Company
Kimberly-Clark de Mexico, S.A. de C.V.
Lear Corporation
National Westminster Bank PLC
Nokia Corp. AB (ADR)
Nomura Securities Co., Ltd.
Northrop Grumman Corp.
Oakwood Homes Corporation
Petroleo Brasileiro S.A.
  (Petrobras)(Preferred)
Puma AG
Societa Finanziara Telefonica S.p.A.
  (STET)
Viacom, Inc. (Class B)


GROWTH
OPPORTUNITY
PORTFOLIO


Additions

 BAAN Company, N.V.
 Baker Hughes, Inc.
 Banc One Corp.
 Newbridge Networks Corp.
 Northern Telecom Ltd.
 SAP AG (Systeme, Anwendungen, Produkte
   in der Datenverarbeitung) (ADR)
*Travelers Property Casualty Corp. (Class A)
 Walgreen Co.


Deletions

 Computer Associates International, Inc.
 Electronic Data Systems Corp.
 H.F. Ahmanson & Company
 Nabisco Holdings Corporation (Class A)
 Rite Aid Corp.
 Sara Lee Corp.
*Travelers Property Casualty Corp. (Class A)
 Travelers/Aetna Property Casualty Corp.
 US Bancorp

[FN]
*Added and deleted in the same quarter.